Exhibit 20.1
Navistar Financial 1993-A Owner Trust
                                                                  Page 1 of 3
For the Month of December 1994
Distribution Date of January 17, 1995
Servicer Certificate Dated January 9, 1995

Original Pool Amount                       $335,002,547.77

Beginning Pool Balance                     $167,871,059.78
Beginning Pool Factor                            0.5011038

Principal and Interest Collections:
  Principal Collected
    (Including Servicer Advance Repay)       $8,812,986.78
  Interest Collected                         $1,302,703.12

Additional Deposits:
  Repurchase Amounts                                 $0.00
  Liquidation Proceeds/Recoveries              $103,431.89
Total Additional Deposits                      $103,431.89

Repos/Chargeoffs                                $39,029.43
Aggregate Number of Notes Charged Off                    0

Total Available Funds                       $10,204,959.28

Ending Pool Balance                        $159,033,206.08
Ending Pool Factor                               0.4747224

Servicing Fee                                  $139,892.55

Repayment of Servicer Advances                  $14,162.51

Reserve Account:
  Beginning Balance                         $12,651,783.92
  Target Percentage                                  7.50%
  Target Balance                            $11,927,490.46
  Minimum Balance                            $6,700,050.96
  (Release)/Deposit                           $(724,293.47)
  Ending Balance                            $11,927,490.46

Delinquencies:                                   Dollars         Notes
  Installments:
     1-30 days                                1,349,565.76       1,037
    31-60 days                                  172,917.20         167
    60+ days                                     28,217.54          24

    Total                                     1,550,700.50       1,046

  Balances:
    60+ days                                    424,912.23          24

Memo Item - Reserve Account

  Prior Month                               $12,590,329.48
  Invest. Income                                 61,454.44
    Beginning Balance                       $12,651,783.92

                                                                  Exhibit 20.1

Navistar Financial 1993-A Owner Trust
                                                                  Page 2 of 3
For the Month of December 1994

               [-----------------------NOTES----------------------]
                                         CLASS A-1
                              TOTAL    (MONEY MARKET)  CLASS A-2   CERTIFICATES
Original
 Pool Amount Dist.:      $335,002,547.77$127,300,000.00$195,976,000.00$11,726,547.77
 Distribution Percentages                     100.00%        95.50%        4.50%
 Turbo Percentages                            100.00%         0.00%        0.00%
 Coupon                                        3.475%        4.475%       4.800%

Beginning Pool Balance   $167,871,059.78
Ending Pool Balance      $159,033,206.08

Collected Principal        $8,902,256.16
Collected Interest         $1,302,703.12
Charge-Offs                   $39,029.43
Servicing                    $139,892.55

  Total Collections Available
    for Debt Service      $10,065,066.73

Beginning Balance        $157,085,152.37        $0.00$147,636,387.39$9,448,764.98

Interest Due                 $588,355.75        $0.00   $550,560.69   $37,795.06
Interest Paid                $588,355.75        $0.00   $550,560.69   $37,795.06
Principal Due              $8,941,285.59        $0.00 $8,538,927.74  $402,357.85
Principal Paid             $8,941,285.59        $0.00 $8,538,927.74  $402,357.85
Turbo Principal                    $0.00        $0.00         $0.00        $0.00

Ending Balance           $148,143,866.78        $0.00$139,097,459.65$9,046,407.13
Note/Certificate Pool Factor
 (Ending Balance/Original Pool Amount)   0.0000000000  0.7097678270 0.7714467466

Total Distributions        $9,529,641.34        $0.00 $9,089,488.43  $440,152.91

Interest Shortfall                 $0.00        $0.00         $0.00        $0.00
Principal Shortfall                $0.00        $0.00         $0.00        $0.00
 Total Shortfall (required from Reserve)$0.00   $0.00         $0.00        $0.00

Excess Servicing             $535,425.39

Beginning Reserve Account Balance$12,651,783.92
(Release)/Draw              $(724,293.47)
Ending Reserve Account Balance$11,927,490.46

Memo Item - Advances:
 Servicer Advances - Current Month$(14,162.51)
 Total Outstanding Servicer Advances$3,065,363.43

                                                                  Exhibit 20.1

Navistar Financial 1993-A Owner Trust
                                                                  Page 3 of 3
For the Month of December 1994


Trigger Events:  A) Loss Trigger
                 B) Delinquency Trigger

                    5           4           3           2           1
                   Aug-94      Sep-94      Oct-94      Nov-94      Dec-94
Beg. Pool Balance$208,241,677.74$196,498,247.26$186,893,080.22$176,685,539.12$167,871,059.78

A)Loss Trigger:
Principal of Contracts
  Charged off    $116,266.98 $132,078.67 $281,356.45  $70,260.91  $39,029.43
Recoveries       $440,288.11 $204,705.17 $187,118.83 $202,949.75 $103,431.89


Total Charge off
  (Months 5,4,3) $529,702.10
Total Recoveries
  (Months 3,2,1)  493,500.47
Net Loss/(Recoveries)
  for 3 Mos.      $36,201.63(a)

Total Balance
  (Months 5,4,3)$591,633,005.22(b)

Loss Ratio [(a/b)(12)]0.0734%

Trigger:
  Is Ratio> 1.5%          No


B) Delinquency Trigger:
  Balance delinquency
    60+ days                              $78,327.77 $194,896.28 $424,912.23
  As % of Beginning
    Pool Balance                            0.04191%    0.11031%    0.25312%
  Three Month Average                       0.11918%    0.09694%    0.13511%

Trigger:
  Is Average> 2.0%        No



  Navistar Financial Corporation



by:/s/R. W. CAIN
      R. W. CAIN
      Vice President and Treasurer
                                                                  Exhibit 20.2

Navistar Financial 1994-A Owner Trust
                                                                  Page 1 of 3
For the Month of December 1994
Distribution Date of January 17, 1995
Servicer Certificate Dated January 12, 1995

Original Pool Amount                       $280,021,471.35

Beginning Pool Balance                     $216,695,290.23
Beginning Pool Factor                            0.7738524

Principal and Interest Collections:
  Principal Collected
    (Including Servicer Advance Repay)      $10,183,128.53
  Interest Collected                         $1,595,441.13

Additional Deposits:
  Repurchase Amounts                                 $0.00
  Liquidation Proceeds/Recoveries              $188,694.22
Total Additional Deposits                      $188,694.22

Repos/Chargeoffs                               $132,632.92
Aggregate Number of Notes Charged Off                    7

Total Available Funds                       $11,967,263.88

Ending Pool Balance                        $206,379,528.78
Ending Pool Factor                               0.7370132

Servicing Fee                                  $180,579.41

Repayment of Servicer Advances                       $0.00

Reserve Account:
  Beginning Balance (see Memo Item)         $14,154,060.29
  Target Percentage                                  6.50%
  Target Balance                            $13,414,669.37
  Minimum Balance                            $5,600,429.43
  (Release)/Deposit                           $(739,390.92)
  Ending Balance                            $13,414,669.37

Delinquencies:                                   Dollars         Notes
  Installments:
     1-30 days                                1,202,104.66       1,094
    31-60 days                                  125,400.58         127
    60+ days                                     24,146.51          19

    Total                                     1,351,651.75       1,097

  Balances:
    60+ days                                    566,740.87          19


Memo Item - Reserve Account

  Prior Month                               $14,085,193.86
  Invest. Income                                 68,866.43
    Beginning Balance                       $14,154,060.29

                                                                  Exhibit 20.2

Navistar Financial 1994-A Owner Trust
                                                                  Page 2 of 3
For the Month of December 1994

               [-----------------------NOTES----------------------]
                                         CLASS A-1
                              TOTAL    (MONEY MARKET)  CLASS A-2   CERTIFICATES
Original Pool Amount Dist.:$280,021,471.35$89,606,000.00$180,614,000.00$9,801,471.35
 Distribution Percentages                     100.00%        95.50%        4.50%
 Turbo Percentages                            100.00%         0.00%        0.00%
 Coupon                                        4.531%        5.930%       6.260%

Beginning Pool Balance   $216,695,290.23
Ending Pool Balance      $206,379,528.78

Collected Principal       $10,371,822.75
Collected Interest         $1,595,441.13
Charge-Offs                  $132,632.92
Servicing                    $180,579.41

  Total Collections Available
    for Debt Service      $11,786,684.47

Beginning Balance        $212,042,263.84$21,626,792.49$180,614,000.00$9,801,471.35

Interest Due               $1,025,324.35   $81,659.16   $892,534.18   $51,131.01
Interest Paid              $1,025,324.35   $81,659.16   $892,534.18   $51,131.01
Principal Due             $10,504,455.67$10,504,455.67        $0.00        $0.00
Principal Paid            $10,504,455.67$10,504,455.67        $0.00        $0.00
Turbo Principal              $256,904.45  $256,904.45         $0.00        $0.00

Ending Balance           $201,280,903.72$10,865,432.37$180,614,000.00$9,801,471.35
Note/Certificate Pool Factor
 (Ending Balance/Original Pool Amount)   0.1212578663   1.000000000  1.000000000

Total Distributions       $11,786,684.47$10,843,019.28  $892,534.18   $51,131.01

Interest Shortfall                 $0.00        $0.00         $0.00        $0.00
Principal Shortfall                $0.00        $0.00         $0.00        $0.00
 Total Shortfall (required from Reserve)$0.00   $0.00         $0.00        $0.00

Excess Servicing                   $0.00

Beginning Reserve Account Balance$14,154,060.29
(Release)/Draw              $(739,390.92)
Ending Reserve Account Balance$13,414,669.37

Memo Item - Advances:
 Servicer Advances - Current Month$438,395.10
 Total Outstanding Servicer Advances$2,268,131.14

                                                                  Exhibit 20.2

Navistar Financial 1994-A Owner Trust
                                                                  Page 3 of 3
For the Month of December 1994


Trigger Events:  A) Loss Trigger
                 B) Delinquency Trigger

                    5           4           3           2           1
                   Aug-94      Sep-94      Oct-94      Nov-94      Dec-94
Beg. Pool Balance$245,818,476.45$238,454,550.53$230,731,855.08$223,171,137.90$216,695,290.23

A)Loss Trigger:
Principal of Contracts
  Charged off    $241,522.18 $252,895.29 $210,760.46  $41,169.01 $132,632.92
Recoveries        $40,465.78 $265,226.99 $140,673.85 $262,250.32 $188,694.22


Total Charge off
  (Months 5,4,3)$ 705,177.93
Total Recoveries
  (Months 3,2,1)  591,618.39
Net Loss/(Recoveries)
  for 3 Mos.     $113,559.54(a)

Total Balance
  (Months 5,4,3)$715,004,882.06(b)

Loss Ratio [(a/b)(12)]0.1906%

Trigger:
  Is Ratio> 1.5%          No


B) Delinquency Trigger:
  Balance delinquency
    60+ days                             $161,834.38 $353,667.13 $566,740.87
  As % of Beginning
    Pool Balance                            0.07014%    0.15847%    0.26154%
  Three Month Average                       0.18453%    0.20171%    0.16338%


Trigger:
  Is Average> 2.0%        No


  Navistar Financial Corporation



by:/s/R. W. CAIN
      R. W. CAIN
      Vice President and Treasurer
                                                                  Exhibit 20.3

Navistar Financial 1994-B Owner Trust
                                                                  Page 1 of 3
For the Month of December 1994
Distribution Date of January 17, 1995
Servicer Certificate Dated January 11, 1995

Original Pool Amount                       $215,029,773.64

Beginning Pool Balance                     $188,248,178.91
Beginning Pool Factor                            0.8754517

Principal and Interest Collections:
  Principal Collected
    (Including Servicer Advance Repay)       $6,367,714.29
  Interest Collected                         $1,451,299.84

Additional Deposits:
  Repurchase Amounts                                 $0.00
  Liquidation Proceeds/Recoveries              $115,127.07
Total Additional Deposits                      $115,127.07

Repos/Chargeoffs                                $32,460.45
Aggregate Number of Notes Charged Off                    5

Total Available Funds                        $7,934,141.20

Ending Pool Balance                        $181,848,004.17
Ending Pool Factor                               0.8456876

Servicing Fee                                  $156,873.48

Repayment of Servicer Advances                       $0.00

Reserve Account:
  Beginning Balance (see Memo Item)         $12,295,957.66
  Target Percentage                                  6.50%
  Target Balance                            $11,820,120.27
  Minimum Balance                            $4,300,595.47
  (Release)/Deposit                           $(475,837.39)
  Ending Balance                            $11,820,120.27

Delinquencies:                                   Dollars         Notes
  Installments:
     1-30 days                                  862,651.52         753
    31-60 days                                   95,640.30          96
    60+ days                                     14,481.13          15

    Total                                       972,772.95         755

  Balances:
    60+ days                                    445,902.07          15


Memo Item - Reserve Account

  Prior Month                               $12,236,131.63
  Invest. Income                                 59,826.03
    Beginning Balance                       $12,295,957.66

                                                                  Exhibit 20.3

Navistar Financial 1994-B Owner Trust
                                                                  Page 2 of 3
For the Month of December 1994

                              TOTAL         NOTES     CERTIFICATES
Original Pool Amount Dist.:$215,029,773.64$207,503,000.00$7,526,773.64
 Distribution Percentages                      96.50%         3.50%
 Coupon                                        6.400%        6.625%

Beginning Pool Balance   $188,248,178.91
Ending Pool Balance      $181,848,004.17

Collected Principal        $6,482,841.36
Collected Interest         $1,451,299.84
Charge-Offs                   $32,460.45
Servicing                    $156,873.48

  Total Collections Available
    for Debt Service       $7,777,267.72

Beginning Balance        $188,159,369.72$181,573,060.22$6,586,309.50

Interest Due               $1,004,751.57  $968,389.65    $36,361.92
Interest Paid              $1,004,751.57  $968,389.65    $36,361.92
Principal Due              $6,515,301.81$6,287,266.25   $228,035.56
Principal Paid             $6,515,301.81$6,287,266.25   $228,035.56

Ending Balance           $181,644,067.91$175,285,793.97$6,358,273.94
Note/Certificate Pool Factor
 (Ending Balance/Original Pool Amount)   0.8447386012  0.8447542392

Total Distributions        $7,520,053.38$7,255,655.90   $264,397.48

Interest Shortfall                 $0.00        $0.00         $0.00
Principal Shortfall                $0.00        $0.00         $0.00
 Total Shortfall (required from Reserve)$0.00   $0.00         $0.00

Excess Servicing             $257,214.33

Beginning Reserve Account Balance$12,295,957.66
(Release)/Draw              $(475,837.39)
Ending Reserve Account Balance$11,820,120.27

Memo Item - Advances:
 Servicer Advances - Current Month$86,424.30
 Total Outstanding Servicer Advances$1,211,437.00

                                                                  Exhibit 20.3

Navistar Financial 1994-B Owner Trust
                                                                  Page 3 of 3
For the Month of December 1994


Trigger Events:  A) Loss Trigger
                 B) Delinquency Trigger

                    5           4           3           2           1
                  Aug-94      Sep-94      Oct-94      Nov-94      Dec-94
Beg. Pool Balance$208,966,470.50$203,361,626.24$198,075,623.63$192,785,338.12$188,248,178.91

A)Loss Trigger:
Principal of Contracts
  Charged off     $30,458.71 $102,483.43  $71,359.78     $444.84  $32,460.45
Recoveries         $9,735.95  $15,441.03  $29,623.23  $34,008.99 $115,127.07


Total Charge off
  (Months 5,4,3) $204,301.92
Total Recoveries
  (Months 3,2,1)  178,759.29
Net Loss/(Recoveries)
  for 3 Mos.     $ 25,542.63(a)

Total Balance
  (Months 5,4,3)$610,403,720.37(b)

Loss Ratio [(a/b)(12)]0.0502%

Trigger:
  Is Ratio> 1.5%          No


B) Delinquency Trigger:
  Balance delinquency
    60+ days                              $39,472.33 $237,705.60 $445,902.07
  As % of Beginning
    Pool Balance                            0.01993%    0.12330%    0.23687%
  Three Month Average                       0.10778%    0.14324%    0.12670%

Trigger:
  Is Average> 2.0%        No



  Navistar Financial Corporation



by:/s/R. W. CAIN
      R. W. CAIN
      Vice President and Treasurer
                                                                  Exhibit 20.4
Navistar Financial 1994-C Owner Trust
                                                                  Page 1 of 3
For the Month of December 1994
Distribution Date of January 20, 1995
Servicer Certificate Dated January 23, 1995

Original Pool Amount                       $315,029,921.60

Beginning Pool Balance                     $315,029,921.60
Beginning Pool Factor                          100.0000000

Principal and Interest Collections:
  Principal Collected
    (Including Servicer Advance Repay)      $15,431,507.30
  Interest Collected                         $5,093,217.41

Additional Deposits:
  Repurchase Amounts                                 $0.00
  Liquidation Proceeds/Recoveries                    $0.00
Total Additional Deposits                            $0.00

Repos/Chargeoffs                               $158,086.15
Aggregate Number of Notes Charged Off                    0

Total Available Funds                       $20,524,724.71

Ending Pool Balance                        $299,440,328.15
Ending Pool Factor                               0.9505139

Servicing Fee                                  $262,524.93

Repayment of Servicer Advances                       $0.00

Reserve Account:
  Beginning Balance (see Memo Item)         $19,012,698.06
  Target Percentage                                  6.00%
  Target Balance                            $17,966,419.69
  Minimum Balance                            $6,615,628.35
  (Release)/Deposit                         $(1,046,278.37)
  Ending Balance                            $17,966,419.69

Delinquencies:                                   Dollars         Notes
  Installments:
     1-30 days                                1,111,836.83         872
    31-60 days                                   83,266.05          76
    60+ days                                      8,117.43           9

    Total                                     1,203,220.31         872

  Balances:
    60+ days                                    182,938.59           9


Memo Item - Reserve Account

  Prior Month                               $18,901,795.30
  Invest. Income                                110,902.76
    Beginning Balance                       $19,012,698.06

                                                                  Exhibit 20.4

Navistar Financial 1994-C Owner Trust
                                                                  Page 2 of 3
For the Month of December 1994

               [-----------------------NOTES----------------------]

                              TOTAL      CLASS A-1     CLASS A-2   CERTIFICATES
Original Pool Amount Dist.:$315,029,921.60$207,000,000.00$97,000,000.00$11,029,921.60
 Distribution Percentages                     100.00%         0.00%        0.00%
 Coupon                                        7.650%        8.000%       8.300%

Beginning Pool Balance   $315,029,921.60
Ending Pool Balance      $299,440,328.15

Collected Principal       $15,431,507.30
Collected Interest         $5,093,217.41
Charge-Offs                  $158,086.15
Servicing                    $262,524.93

  Total Collections Available
    for Debt Service      $20,262,199.78

Beginning Balance        $315,029,921.60$207,000,000.00$97,000,000.00$11,029,921.60

Interest Due               $2,383,012.28$1,539,562.50   $754,444.44   $89,005.34
Interest Paid              $2,383,012.28$1,539,562.50   $754,444.44   $89,005.34
Principal Due             $15,589,593.45$15,589,593.45        $0.00        $0.00
Principal Paid            $15,589,593.45$15,589,593.45        $0.00        $0.00

Ending Balance           $299,440,328.15$191,410,406.55$97,000,000.00$11,029,921.60
Note/Certificate Pool Factor
 (Ending Balance/Original Pool Amount)   0.9246879543   1.000000000  1.000000000

Total Distributions       $17,972,605.73$17,129,155.95  $754,444.44   $89,005.34

Interest Shortfall                 $0.00        $0.00         $0.00        $0.00
Principal Shortfall                $0.00        $0.00         $0.00        $0.00
 Total Shortfall (required from Reserve)$0.00   $0.00         $0.00        $0.00

Excess Servicing           $2,289,594.05

Beginning Reserve Account Balance$19,012,698.06
(Release)/Draw            $(1,046,278.37)
Ending Reserve Account Balance$17,966,419.69

Memo Item - Advances:
 Servicer Advances - Current Month$1,997,347.86
 Total Outstanding Servicer Advances$1,997,347.86

                                                                  Exhibit 20.4

Navistar Financial 1994-C Owner Trust
                                                                  Page 3 of 3
For the Month of December 1994


Trigger Events:  A) Loss Trigger
                 B) Delinquency Trigger

                    5           4           3           2           1
                  Dec-94      Jan-95      Feb-95      Mar-95      Apr-95
Beg. Pool Balance$315,029,921.60

A)Loss Trigger:
Principal of Contracts
  Charged off    $158,086.15
Recoveries             $0.00


Total Charge off
  (Months 5,4,3) $158,086.15
Total Recoveries
  (Months 3,2,1)        0.00
Net Loss/(Recoveries)
  for 3 Mos.     $158,086.15(a)

Total Balance
  (Months 5,4,3)$315,029,921.60(b)

Loss Ratio [(a/b)(12)]0.6022%

Trigger:
  Is Ratio> 1.5%          No


B) Delinquency Trigger:
  Balance delinquency
    60+ days     $182,938.59
  As % of Beginning
    Pool Balance    0.05807%
  Three Month Average0.05807%

Trigger:
  Is Average> 2.0%        No



  Navistar Financial Corporation



by:/s/R. W. CAIN
      R. W. CAIN
      Vice President and Treasurer